Supplement to the May 1, 2010 Prospectus, as supplemented,
                         for the following products:
                         Spinnaker Variable Annuity
                    Spinnaker Advisor Variable Annuity

                    Supplement dated January 27, 2011


Pioneer Variable Contracts Trust has authorized the liquidation of the Pioneer Money Market VCT Portfolio on or about April 29, 2011. In preparation for the liquidation, we will no longer accept contributions to the Pioneer Money Market VCT Portfolio effective April 27, 2011.

Contract Owners invested in the Pioneer Money Market VCT Portfolio will need to supply transfer instructions and updated allocation designations regarding the portfolio to Symetra Life Insurance Company prior to April 27, 2011. If you do not provide us with updated allocations and transfer instruction prior to this date, we will allocate any remaining investments you have in the Pioneer Money Market VCT Portfolio to the Fidelity VIP Money Market Portfolio -
Service Class 2.